                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               (AMENDMENT NO. 1)


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                    SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
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                (Name of Registrant as Specified In Its Charter)

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                    SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
                            3400 WEST WARREN AVENUE
                           FREMONT, CALIFORNIA 94538
                            ------------------------

                            NOTICE OF ANNUAL MEETING

TO THE STOCKHOLDERS OF SUNRISE TECHNOLOGIES INTERNATIONAL, INC.:

     You are cordially invited to attend the annual meeting (the "Annual Meeting") of the holders of common stock, par value $0.001 per share, of Sunrise Technologies International, Inc. ("Sunrise" and, together with its subsidiaries, the "Company"), to be held on June 8, 2000 at 10:00 a.m., local time, at the Fremont Marriott, located at 46100 Landing Parkway, Fremont, California 94538.

     At the Annual Meeting, you will be asked to consider and vote upon the following proposals:


     1. To elect two Class I directors of Sunrise, each to serve a three-year term expiring upon the annual meeting of stockholders to be held in the year 2003 and until his or her successor is elected and qualified.


     2. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for the year ending December 31, 2000.

     3. To approve the adoption of the 2000 Long-Term Equity Compensation Plan.

     4. To approve the adoption of the 2000 Non-Employee Directors' Stock Option Plan.

     5. Such other business as may properly come before the meeting or adjournments thereof.


     A Proxy Statement, proxy card and copy of the Company's 1999 Annual Report to Stockholders accompany this Notice of Annual Meeting.



     The Board of Directors has fixed the close of business on May 5, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. All of such stockholders are cordially invited to attend the Annual Meeting in person. However, TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. A pre-addressed postage-paid envelope is enclosed herewith for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she returned a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.


                                          Sincerely,

                                          Joseph D. Koenig
                                          Chairman of the Board

Fremont, California
May 8, 2000

                             SUNRISE ANNUAL MEETING

                            ------------------------

                                PROXY STATEMENT

                            ------------------------


     THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS (THE "BOARD") OF SUNRISE TECHNOLOGIES INTERNATIONAL, INC. ("SUNRISE" AND, TOGETHER WITH ITS SUBSIDIARIES, THE "COMPANY"), FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS (THE "ANNUAL MEETING") SCHEDULED TO BE HELD ON JUNE 8, 2000 AT 10:00 A.M., LOCAL TIME, AT THE FREMONT MARRIOTT LOCATED AT 46100 LANDING PARKWAY, FREMONT, CALIFORNIA 94538. Sunrise intends to mail this Proxy Statement and the accompanying proxy card to all stockholders entitled to vote at the Annual Meeting on or about May 12, 2000.



     At the Annual Meeting, holders of common stock of Sunrise ("Sunrise Stock") will be asked to consider and vote upon the following proposals (the "Proposals"): (i) to elect two Class I directors of Sunrise, each to serve a three-year term expiring upon the annual meeting of stockholders to be held in the year 2003 and until his or her successor is elected and qualified; (ii) to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for the year ending December 31, 2000, (iii) to approve the adoption of the 2000 Long-Term Equity Compensation Plan; and (iv) to approve the adoption of the 2000 Non-Employee Directors' Stock Option Plan.


RECORD DATE; VOTING


     The Board has fixed the close of business on May 5, 2000 as the record date for the determination of holders of Sunrise Stock entitled to notice of and to vote at the Annual Meeting. As of May 5, 2000, there were 46,463,746 shares of Sunrise Stock issued and outstanding, held of record by 861 persons.



     Each share of Sunrise Stock is entitled to one vote on each of the Proposals. The presence, whether in person or by proxy, of a majority of the outstanding shares of Sunrise Stock is necessary to constitute a quorum at the Annual Meeting. Abstentions from voting and broker non-votes on a particular Proposal will be counted for purposes of determining the presence of a quorum. A broker non-vote occurs when a stockholder submits a proxy that does not indicate a vote for a Proposal because the stockbroker or other nominee has not received instructions from the beneficial owners on how to vote on the Proposal and does not have the authority to vote without instructions.



     The affirmative vote of a plurality of the votes of the shares present in person or represented by proxy, at the Annual Meeting, is required for election of the nominees as Class I directors of the Company. The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting is required to approve the other Proposals. Accordingly, an abstention will be counted as a negative vote on the other Proposals and broker non-votes will not have any effect on the other Proposals.


REVOCABILITY OF PROXIES

     If a person who has executed and returned a proxy is present at the meeting and wishes to vote in person, he or she may elect to do so and thereby suspend the power of the proxy holders to vote such proxy. A proxy also may be revoked before it is exercised by filing with the Secretary of Sunrise a duly signed revocation or a proxy bearing a later date.

SOLICITATION


     Sunrise will bear the entire cost of the solicitation of proxies from its stockholders, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card, the 1999 Annual Report to Stockholders and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Sunrise Stock beneficially owned by others to forward to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, telegram or personal solicitation by directors, officers or other regular employees of Sunrise. No additional compensation will be paid to such persons for such services. Sunrise also intends to employ the services of Beacon Hill Partners, Inc., a professional solicitation company ("Beacon Hill"), to assist with solicitation of stockholders. Beacon Hill will be paid a fee of $4,000 plus out-of-pocket expenses.


     ChaseMellon Shareholder Services LLC, transfer agent and registrar for the Sunrise Stock, will be paid its customary fee, estimated to be $4,500.

SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT


     The following table sets forth the beneficial ownership of the Sunrise Stock as of April 1, 2000 by: (i) each person known by Sunrise to be the beneficial owner of more than 5% of the outstanding shares of Sunrise Stock;
(ii) each of Sunrise's directors; (iii) each of Sunrise's executive officers; and (iv) all directors and executive officers of Sunrise as a group.



                                                         BENEFICIAL OWNERSHIP(1)
                                                         -----------------------
                                                         NUMBER OF    PERCENT OF
                  NAME AND ADDRESS(2)                     SHARES        SHARES
                  -------------------                    ---------    ----------
C. Russell Trenary, III(3).............................  1,236,316       2.66%
John Hendrick(4).......................................    100,000          *
Peter E. Jansen(5).....................................     87,620          *
Paul M. Malin(6).......................................    358,926          *
Jeannie G. Cecka(7)....................................    362,046          *
Richard T. VanRyne(8)..................................    293,310          *
Edward F. Coghlan(9)...................................     74,807          *
Joseph D. Koenig(10)...................................    166,738          *
Alan H. Magazine.......................................     17,190          *
Michael S. McFarland, M.D.(11).........................     76,000          *
R. Dale Bowerman(12)...................................    100,350          *
All executive officers and directors as a group (11
  persons)(13).........................................  2,873,303       6.18%


---------------
  *  Less than one percent

 (1) Based on information provided by each of the identified officers, directors and stockholders.

 (2) Unless otherwise indicated, the persons named in the table above have the sole voting and investment power with respect to all shares beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated, the address of each beneficial owner is: c/o Sunrise Technologies International, Inc., 3400 West Warren Avenue, Fremont, California 94538.


 (3) Includes 1,095,862 shares that Mr. Trenary does not currently own, but which he has the right to acquire within 60 days of April 1, 2000, pursuant to outstanding options granted under the Company's stock option plans ("Options"), 22,857 shares associated with warrants granted in February 1997 and 66,666 shares pursuant to outstanding warrants granted in January 1999.



 (4) Includes 100,000 shares that Mr. Hendrick does not currently own, but which he has the right to acquire withing 60 days of April 1, 2000, upon exercise of Options.


 (5) Includes 87,500 shares that Mr. Jansen does not currently own, but which he has the right to acquire within 60 days of April 1, 2000, upon exercise of Options.


 (6) Includes 345,282 shares that Mr. Malin does not currently own, but which he has the right to acquire within 60 days of April 1, 2000, upon exercise of Options and 10,000 shares pursuant to outstanding warrants granted in January 1999.


 (7) Includes 338,513 shares that Ms. Cecka does not currently own, but which she has the right to acquire within 60 days of April 1, 2000, upon exercise of Options and 16,666 shares pursuant to outstanding warrants granted in January 1999.

 (8) Includes 56,250 shares that Mr. VanRyne does not currently own, but which he has the right to acquire within 60 days of April 1, 2000, upon exercise of Options, 175,791 shares pursuant to outstanding warrants granted in January 1999 and 20,000 shares pursuant to warrants granted in January 1998 held by an IRA over which Mr. VanRyne holds voting and investment power.

 (9) Includes 31,249 shares that Mr. Coghlan does not currently own but which he has the right to acquire within 60 days of April 1, 2000, upon exercise of Options and 43,228 shares pursuant to outstanding warrants granted in January 1999.

(10) Includes 20,000 shares that Mr. Koenig does not currently own, but which he has the right to acquire within 60 days of April 1, 2000, upon exercise of Options, 18,738 shares he has the right to acquire within 60 days upon conversion of a 12% convertible note and 60,000 shares that he may acquire within 60 days upon exercise of warrants.


(11) Includes 70,000 shares that Dr. McFarland does not currently own, but which he has the right to acquire within 60 days of April 1, 2000, upon exercise of Options.



(12) Includes 50,000 shares that Mr. Bowerman does not currently own, but which he has the right to acquire within 60 days of April 1, 2000, upon exercise of Options.



(13) Includes 2,194,656 shares that such persons do not currently own, but which they have the right to acquire within 60 days of April 1, 2000, upon exercise of Options, 18,738 shares they may acquire within 60 days upon conversion of 12% convertible notes, 102,857 shares they may acquire within 60 days upon exercise of warrants and 312,351 shares they may acquire pursuant to outstanding warrants granted in January 1999.


                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     Sunrise's Certificate of Incorporation (the "Certificate") and Bylaws provide that the Board shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy shall serve for the remainder of the term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.


     The Board presently has six members. At the Annual Meeting, stockholders will be asked to elect two Class I directors, each to serve until the annual meeting of stockholders to be held in the year 2003 and until his or her respective successor is elected and qualified.


     The two persons who are properly nominated and who receive the highest number of votes at the Annual Meeting will be elected as Class I directors. Shares represented by executed proxies will be voted for the election of the nominees named below (the "Nominees"), unless authority to vote for such Nominees is specifically withheld. If any Nominee is unavailable for election, such shares will be voted for the election of a substitute nominee that management of Sunrise may propose. Each Nominee has agreed in writing to serve as a director if elected.

     The following table provides information regarding the Nominees and the continuing directors of Sunrise:

                                        DIRECTOR         PRINCIPAL OCCUPATION/POSITION
           NAME              AGE     CLASSIFICATION          HELD WITH THE COMPANY
           ----              ---     --------------      -----------------------------
NOMINEE:
R. Dale Bowerman...........  60    Class I              Retired, former President of
                                                        SHA, LLC, an HMO doing business
                                                        as Firstcare
John Hendrick..............  48    Class I              Chief Operating Officer of
                                                        Sunrise

CONTINUING DIRECTORS:
Alan H. Magazine...........  56    Class II             Consultant
                                   (term expires 2001)
Michael S. McFarland,        49    Class II             Ophthalmologist
  M.D......................        (term expires 2001)
Joseph D. Koenig...........  70    Class III            Chairman of the Board of Sunrise
                                   (term expires 2002)  and Consultant for Koenig
                                                        Associates, a management
                                                        consulting firm
C. Russell Trenary, III....  42    Class III            President and Chief Executive
                                   (term expires 2002)  Officer of Sunrise

NOMINEES

     Mr. Bowerman was appointed to the Board of Directors of Sunrise in November 1997. From 1994 until his retirement in 1997, Mr. Bowerman had been employed by SHA, LLC d/b/a Firstcare, a Texas health maintenance organization, most recently as President and Chief Executive Officer. From 1973 to 1994, Mr. Bowerman was Vice President, Finance and Chief Financial Officer at High Plains Baptist Health Systems. Mr. Bowerman is also a director of Carrington Laboratories, Inc., a pharmaceutical research company. Mr. Bowerman has a B.B.A. degree in Accounting from West Texas State University.


     John Hendrick was nominated to serve as a member of the Board of Directors in April 2000. Mr. Hendrick has served as Chief Operating Officer of Sunrise since March 2000. From 1994 until 2000, he served as Chief Operating Officer of VidaMed, Inc., a urological company developing treatments for benign prostate hyperplasia. From 1990 until 1994, Mr. Hendrick served as Vice President of Operations for Allergan Medical Optics, a division of Allergan, Inc., which manufactures vision care products, where he was responsible for ophthalmic product and process development, worldwide manufacturing and quality assurance.


CONTINUING DIRECTORS

     Alan H. Magazine was appointed to the Board of Directors in February 2000. Mr. Magazine is a consultant on management and governmental issues. From 1990 to 1999 Mr. Magazine served as President of the Health Industry Manufacturers Association, a health industry trade association. Prior thereto, Mr. Magazine served as President of the Council on Competitiveness. Mr. Magazine is also a director of PLC Systems, Inc., which makes a carbon dioxide laser system for use in the treatment of coronary artery disease.

     Dr. McFarland was appointed to the Board of Directors of Sunrise in October 1997. From 1980, Dr. McFarland has been a practicing ophthalmologist in Arkansas. Dr. McFarland was the recipient of the Innovators Award of the Irish American Ophthalmological Association in 1992 for his development of sutureless cataract surgery. Dr. McFarland has a B.S. degree from Hendrix College and a M.D. degree from the University of Arkansas.

     Mr. Koenig was appointed to the Board of Directors of Sunrise in December 1994. Mr. Koenig had also served as a director of Sunrise from August 1991 through January 1994. He has been a consultant for Koenig Associates, a management consulting firm, since October 1985. Mr. Koenig is also a director of Ancot

Corporation, Hench Controls Corporation and ORISA Technologies, Inc. Mr. Koenig has a B.S. degree in Electrical Engineering from the University of Illinois.

     Mr. Trenary was appointed the Chief Executive Officer of Sunrise in June 1997. In November 1996, Mr. Trenary was appointed President and Chief Operating Officer of Sunrise and was also appointed to the Board of Directors of Sunrise. Mr. Trenary was appointed President and Chief Operating Officer of Laser Biotech, Inc., a wholly owned subsidiary of Sunrise, in April 1996. From 1995 until the time he joined Sunrise, Mr. Trenary served as Senior Vice President of Sales and Marketing for Vidamed, Inc. Prior to 1995, Mr. Trenary served in various positions with Allergan, Inc., most recently as Senior Vice President, General Manager of AMO Surgical Products, an ophthalmic business. Mr. Trenary has an M.B.A. degree from Michigan State University and a B.S. degree from Miami University (Ohio).

     None of the members of management were selected as an executive officer or director of Sunrise pursuant to any arrangement or understanding. There are no family relationships between any of the members of management.

                         BOARD MEETINGS AND COMMITTEES

     The Board held eight meetings during the year ended December 31, 1999.

     The Board has two standing committees: the Audit Committee and the Compensation Committee (each, a "Committee"). The Board does not have a standing nominating committee or any committee performing the function of such committee. During 1999, each Board member attended 100% of the aggregate number of meetings of the Board and the Committee of the Board on which he served.

     The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial records. The Audit Committee, comprised of Dr. McFarland, Mr. Bowerman and Mr. Koenig, met two times in 1999.

     The Compensation Committee makes recommendations to the Board concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee, comprised of Mr. Koenig, Mr. Bowerman and Dr. McFarland, met one time during 1999.

                             DIRECTOR COMPENSATION

     Each director of Sunrise who is not an employee of the Company (a "non-employee director") receives a fee of $300 for each Board meeting attended. Non-employee directors are also eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with Sunrise's policy.


     Each non-employee director of Sunrise, when first elected or appointed as a director of Sunrise, is automatically granted an option to acquire 20,000 shares of Sunrise Stock (a "Directors' Option") under the 1994 Non-Employee Directors' Stock Option Plan. Directors' Options are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). As of April 1, 2000 there were no remaining non-employee Directors' Options to purchase shares of Sunrise Stock.



     In certain instances, non-employee directors have been granted additional options. As of April 1, 2000, non-employee Directors had outstanding options to purchase an additional 270,000 shares of Sunrise Stock, of which options to purchase 170,000 shares were fully vested and exercisable.

                             EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

     The following persons currently serve as executive officers of Sunrise:

            NAME              AGE                          POSITION
            ----              ---                          --------
C. Russell Trenary, III.....  42    President and Chief Executive Officer and Director
Peter E. Jansen.............  63    Vice President, Finance and Chief Financial Officer
John Hendrick...............  48    Chief Operating Officer
Jeannie G. Cecka............  37    Vice President, Clinical and Regulatory Affairs
Paul M. Malin...............  46    Vice President, International Sales and Marketing and
                                    Worldwide Business Development
Richard T. VanRyne..........  53    Vice President, U.S. Sales and Marketing

     Mr. Jansen was appointed Vice President, Finance and Chief Financial Officer of Sunrise on May 28, 1999. Prior to joining Sunrise, Mr. Jansen served as Chief Financial Officer of CoCenSys, Inc., a biopharmaceutical company, from 1996 to 1998. From 1994 to 1996, Mr. Jansen served as Chief Executive Officer of PhytoMedica Health Products, Inc., a biopharmaceutical company, and from 1992 to 1994, Mr. Jansen was Senior Vice President and Chief Financial Officer of Genelabs Technologies, Inc., a biotechnology company. Prior thereto, from 1975 to 1992, Mr. Jansen held various financial executive positions with Abbott Laboratories.

     Ms. Cecka was appointed Vice President, Clinical and Regulatory Affairs of Sunrise in August 1996. From February 1996 to August 1996, Ms. Cecka was Quality Systems Auditor at Tuv Product Service. From March 1995 to February 1996, Ms. Cecka was Director of Clinical and Regulatory Affairs at MedAcoustics, Inc. From September 1992 to March 1995, Ms. Cecka was Manager of Clinical Research for Baxter Novacor, a developer and marketer of left ventricular assist devices. Prior to September 1992, Ms. Cecka spent seven years at Allergan, Inc. holding positions ranging from Manager, Clinical Affairs to Director, Worldwide Clinical Research. Ms. Cecka has an M.B.A. degree from Pepperdine University and a B.S. degree from UC Irvine.

     Mr. Malin was appointed Vice President, International Sales and Marketing and Worldwide Business Development of Sunrise in September 1998. Prior to joining Sunrise in May 1996, Mr. Malin was the Director of Marketing at IRIDEX Corporation, a medical device manufacturer of ophthalmic laser products from July 1995 to May 1996. From October 1983 to July 1995, Mr. Malin held various senior sales and marketing positions at Allergan, Inc. Mr. Malin has an M.B.A. degree from Pepperdine University and a B.A. degree from Washington and Lee University.

     Mr. VanRyne was appointed Vice President, U.S. Sales and Marketing of Sunrise in September 1998. From August 1997 to September 1998, Mr. VanRyne was Sunrise's Director of Sales and Marketing for the Americas. Prior to joining Sunrise, Mr. VanRyne was the Director of New Business Development at MedLogic Global Corporation, a manufacturer of wound healing products, from April 1996 to August 1997. From April 1995 to April 1996, Mr. VanRyne was a consultant for medical device marketing and educational strategy. From 1986 to April 1995, Mr. VanRyne was employed by Allergan, Inc. in a variety of senior sales and marketing positions.

     For additional information regarding each of the executive officers of Sunrise who is also a director, see "Proposal 1 -- Election of Directors" above.

SUMMARY COMPENSATION

     The following table sets forth certain compensation information earned during the last three fiscal years by the Chief Executive Officer and the four other most highly compensated executive officers of Sunrise serving as executive officers at December 31, 1999 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                LONG-TERM
                                                               COMPENSATION
                                                                  AWARDS
                                       ANNUAL COMPENSATION      SECURITIES
                                       -------------------      UNDERLYING         ALL OTHER
 NAME AND PRINCIPAL POSITION    YEAR    SALARY     BONUS     OPTIONS(1)(2)(3)   COMPENSATION(4)
 ---------------------------    ----   --------   --------   ----------------   ---------------
C. Russell Trenary, III.......  1999   $323,380   $150,000       700,000            $13,590
  President and                 1998   $233,428   $125,000       386,000            $ 1,500
  Chief Executive Officer       1997   $191,906   $ 20,000       776,500            $ 1,425
Jeannie G. Cecka..............  1999   $153,392   $ 60,000       125,000            $ 2,148
  Vice President, Clinical      1998   $131,778   $ 46,200       116,000            $   988
  and Regulatory Affairs        1997   $108,938   $ 15,000       317,700            $   930
Robert A. Haddad(5)...........  1999   $171,224   $ 50,000       150,000            $ 2,316
  Vice President, Operations    1998   $155,000   $ 52,800       116,000            $ 1,500
  and Product Development       1997   $105,538   $ 25,000       392,700            $   814
Paul M. Malin.................  1999   $142,330   $ 28,000        80,000            $ 9,209
  Vice President,
     International              1998   $136,782   $ 46,200       116,000            $ 1,500
  Worldwide Business            1997   $127,917   $ 25,000       292,700            $ 1,425
  Development
Richard VanRyne(6)............  1999   $153,224   $ 55,000       527,000            $ 2,331
  Vice President, Domestic      1998   $125,795         --        30,000            $ 1,500
  Sales and Marketing           1997   $ 33,333         --        60,000                 --

---------------
(1) Securities are shares of Sunrise Stock underlying Options granted under Sunrise's stock option plans and warrants issued in January 1999.

(2) Sunrise has not issued any restricted stock or stock appreciation rights and has no other long-term incentive plans.

(3) The vesting of the Options accelerates upon a change of control. See "Summary of Amended and Restated Change of Control Agreements" below.

(4) Includes Sunrise matching contributions on amounts electively deferred by each Named Executive Officer under Sunrise's 401(k) plan and athletic club dues, and with respect to Mr. Trenary, a car allowance.


(5) Mr. Haddad's employment with the Company terminated on April 18, 2000.


(6) Mr. VanRyne began employment with the Company in August 1997.

EMPLOYEE STOCK OPTIONS

     Sunrise grants Options to purchase Sunrise Stock to its employees, including the executive officers, under the 1988 Stock Option Plan, as amended (the "1988 Plan"), the 1997 Stock Option Plan (the "1997 Plan") and the 1999 Long-Term Equity Compensation Plan (the "1999 Plan"). As of April 1, 2000, Options to purchase an aggregate of 5,789,182 shares of Sunrise Stock were outstanding under the 1988, 1997 and 1999 Plans. In addition, 907,000 warrants to purchase shares of Sunrise Stock were granted to employees in January 1999.

     The following tables set forth certain information regarding Options granted to and held by the Named Executive Officers in 1999.

            OPTIONS GRANTED DURING THE YEAR ENDED DECEMBER 31, 1999

                                                                                     POTENTIAL REALIZABLE VALUE
                                               % OF TOTAL                            AT ASSUMED ANNUAL RATES OF
                                  NUMBER OF     OPTIONS                             STOCK PRICE APPRECIATION FOR
                                  SECURITIES   GRANTED TO                               STOCK OPTION TERM(2)
                                  UNDERLYING   EMPLOYEES    EXERCISE   EXPIRATION   -----------------------------
              NAME                OPTIONS(1)    IN 1999      PRICE        DATE           5%              10%
              ----                ----------   ----------   --------   ----------   -------------   -------------
C. Russell Trenary, III.........   500,000       20.50%     $11.813     12/31/09     $3,714,200      $9,412,850
Jeannie G. Cecka................    75,000        3.08%     $11.813     12/31/09     $  557,130      $1,411,928
Paul M. Malin...................    50,000        2.05%     $11.813     12/31/09     $  371,420      $  941,285
Robert A. Haddad................    75,000        3.08%     $11.813     12/31/09     $  557,130      $1,411,928
Richard VanRyne.................    75,000        3.08%     $11.813     12/31/09     $  557,130      $1,411,928

---------------

(1) Options generally become exercisable, subject to a deferral of exercisability in certain circumstances to preserve their qualification as incentive stock options, at a rate of 25% of the underlying shares of Sunrise Stock on the first anniversary following the grant date and 1/36th of the remaining underlying shares vesting each month thereafter.



(2) The 5% and 10% assumed annual rates of appreciation applied to the fair market value of the Sunrise Stock over the term of the Option are prescribed by the rules of the Securities and Exchange Commission (the "Commission") and do not represent Sunrise's estimate or projection of the future price of the Sunrise Stock.


                        AGGREGATE YEAR-END OPTION VALUES

                                   NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                  UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS AT
                                  OPTIONS AT YEAR-END(1)          YEAR-END($)(2)(3)
             NAME                EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
             ----                -------------------------    -------------------------
C. Russell Trenary, III........    400,372/1,848,128          $4,081,147/$10,060,769
Jeannie G. Cecka...............     147,159/486,541            $1,396,982/$2,826,673
Paul M. Malin..................     158,865/429,835            $1,557,415/$2,621,541
Robert A. Haddad...............     40,472/475,356              $358,703/$2,815,261
Richard VanRyne................     183,958/433,042            $1,275,512/$2,326,843

---------------
(1) For certain Named Executive Officers, a portion of the Options that are listed as unexercisable are vested and will become exercisable for a given Named Executive Officer in the first calendar year that the $100,000 per year limitation under Section 422 of the Code is not exceeded.

(2) Options are deemed to be "in-the-money" if the fair market value of the underlying Sunrise Stock exceeds the exercise price of the Option.

(3) Amounts equal the closing price of Sunrise Stock on December 31, 1999 ($11.8125 per share) less the option exercise price, multiplied by the number of shares exercisable or unexercisable.

SUMMARY OF STOCKHOLDER RIGHTS PLAN

     The Board adopted a Stockholder Rights Plan (the "Rights Plan") in which common stock purchase rights (each, a "Right") were distributed as a dividend at the rate of one Right for each share of Sunrise Stock held by stockholders of record as of the close of business on October 24, 1997. The Rights will be exercisable only if a person or group acquires beneficial ownership of 15% or more of Sunrise Stock, or commences a tender or exchange offer upon consummation of which such person or group would beneficially own 15% or more of Sunrise Stock. The Rights Plan expires on October 24, 2007.

SUMMARY OF AMENDED AND RESTATED CHANGE OF CONTROL AGREEMENTS


     The Board adopted separate amended and restated change of control agreements (collectively, the "Change of Control Agreements") with certain of the Named Executive Officers. The Change of Control Agreements were designed to attract and retain valued executives of Sunrise and to ensure that the performance of these executives is not undermined by the possibility, threat or occurrence of a change of control. The Change of Control Agreements provide these executives with separation pay and benefits following a "change of control" in Sunrise and: (i) the executive's subsequent termination of employment by Sunrise (unless such termination is for "cause"), or such termination results from the executive's death, disability or retirement; or
(ii) the executive resigns for "good reason." An eligible termination must occur within two years of the change of control or the agreement entered into with the executive is void. Each Change of Control Agreement will continue until May 8, 2001 and automatically renew for three-year periods from that date unless the executive receives written notice of termination of the Change of Control Agreement at least 120 days prior to the renewal date.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of the Compensation Committee of the Board was, during the last fiscal year, an officer or employee of the Company, and there were no interlocking arrangements requiring disclosure where, for example, an executive officer of the Company served as a member of the compensation committee of another entity, one of whose executive officers served on the Compensation Committee of the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee aims to structure Sunrise's executive compensation programs to enable Sunrise to attract and retain executives capable of leading Sunrise to meet its business objectives and to motivate them to enhance long-term stockholder value. Annual compensation for Sunrise's executive officers consists of three elements: a cash salary, cash bonuses and stock option grants. The Compensation Committee considers a variety of factors in evaluating Sunrise's executive officers and making compensation decisions. These include the compensation paid by comparable companies to individuals in comparable positions, the individual contributions of each officer to Sunrise and the progress of Sunrise towards achieving its long-term objectives.

  Compensation Policies and Procedures

     Performance reviews of executive officers are conducted by the Compensation Committee. Each executive officer is evaluated based on the executive officer's achievement of goals set by the Compensation Committee or the Chief Executive Officer, as applicable, and one or more interviews of the executive officer by the Compensation Committee. Evaluations of executive officers other than the Chief Executive Officer are also based on the Chief Executive Officer's assessment of the executive officer's contribution to Sunrise.

     In selecting new executive officers, the Compensation Committee considers the specific needs of Sunrise and the expertise and special skills offered by a candidate. The Compensation Committee then determines starting compensation based on its assessment of the package needed to attract executive officers to a development stage company that has incurred substantial losses. Compensation of continuing executive officers is also reviewed periodically against this assessment. As a result, the Compensation Committee may recommend compensation packages in the upper range of cash and equity compensation paid to executive officers by companies of comparable size in similar industries.

     Based on the foregoing policies, the Compensation Committee makes its recommendations to the Board, which ultimately determines each executive officer's compensation package.

  Compensation of Chief Executive Officer

     C. Russell Trenary, III was retained by Sunrise to serve as President in November 1996 and Chief Executive Officer in June 1997. During 1999, Mr. Trenary managed the Company during a challenging Food and Drug Administration ("FDA") pre-market approval process. Under his leadership, the Company (1) successfully filed an amended pre-market approval application that resulted in the FDA Ophthalmic Device Panel's determination to recommend that the FDA approve Sunrise's application, (2) raised $10,000,000 in additional financing, and (3) set the stage for the Company to commence manufacturing of the Sunrise Hyperion Laser upon FDA approval.


     Effective as of January 1, 1999, Mr. Trenary's 1999 compensation package consisted of a salary of $325,000 and a bonus of $150,000. During 1999, the Compensation Committee determined to increase Mr. Trenary's equity position in Sunrise by granting him warrants to purchase 200,000 shares of stock at a price of $5.94 per share. The Compensation Committee believes that Mr. Trenary's salary puts him in the top half of salaries when compared to Chief Executive Officers in peer companies as stated in a compensation report prepared by AON/Radford Associates. This report details cash, bonus and stock option awards for executives in similarly situated companies. The Compensation Committee has chosen to continue Mr. Trenary's automobile and related expenses, not to exceed $1,000 per month, and an allowance for club dues for business purposes.

  Policies with Respect to Deductibility of Compensation


     Section 162(m) of the Code limits Sunrise to a deduction for federal income tax purposes of no more than $1,000,000 of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1,000,000 may be deducted if it is "performance-based compensation" within the meaning of the Code. The Compensation Committee's goal is to have as much compensation paid to Sunrise's five most highly compensated officers as possible qualify as deductible performance based compensation. The Compensation Committee has structured our compensation plans so that amounts paid under those plans will be deductible. However, it is possible that some compensation we pay cannot be deducted. Based on the complexity of managing an enterprise such as Sunrise, the tight market for talented executives and the rapid changes Sunrise expects in the industry, the Compensation Committee nevertheless believes that our compensation structure is appropriate.


                                          Submitted by:

                                          The Compensation Committee
                                          Joseph D. Koenig
                                          R. Dale Bowerman
                                          Michael S. McFarland, M.D.


April 13, 2000


     THE BOARD UNANIMOUSLY RECOMMENDS AND NOMINATES EACH OF R. DALE BOWERMAN AND JOHN HENDRICK FOR ELECTION AS A CLASS I DIRECTOR OF SUNRISE BY THE STOCKHOLDERS AT THE ANNUAL MEETING TO SERVE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD IN THE YEAR 2003, OR AS OTHERWISE PROVIDED IN THE CERTIFICATE.


     Vote Required. The affirmative vote by the holders of a plurality of the votes of the shares present in person or represented by proxy, at a meeting at which a quorum is present, is required for election of the nominees as Class I directors.

PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on the Sunrise Stock with the cumulative return on the NASDAQ Composite (U.S.) and the Hambrecht & Quist Technology Index for the five year period ended December 31, 1999, assuming dividend reinvestment.

                               PERFORMANCE GRAPH

                                                  SUNRISE TECHNOLOGIES       HAMBRECHT & QUIST TECH        NASDAQ COMPOSITE US
                                                  --------------------       ----------------------        -------------------
12/31/94                                                 100.00                      100.00                      100.00
12/31/95                                                 108.00                      149.00                      140.00
12/31/96                                                  58.00                      185.00                      172.00
12/31/97                                                 229.00                      216.00                      209.00
12/31/98                                                 396.00                      336.00                      292.00
12/31/99                                                 788.00                      749.00                      541.00

---------------
Source: Beacon Hill Partners, Inc. www.bhpweb.com (212) 843-8500. Data from
        Bloomberg Financial Markets.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, officers, directors and beneficial owners of 10% of the Sunrise Stock outstanding (collectively, "insiders") are required to file reports with the Commission to report beneficial ownership of, and transactions in, securities of Sunrise. Sunrise believes that all such reports required to be filed by insiders during 1999 were timely filed, except that Mr. Trenary, Mr. Jansen, Ms. Cecka, Mr. Haddad, Mr. Coghlan and Mr. VanRyne each failed to timely file a Form 5 report to report one transaction. All of such reports have since been filed.


                              CERTAIN TRANSACTIONS


     In December 1998, Sunrise completed a private placement of $11,800,000 of Sunrise Stock priced at $3.50 per share. Portions of the gross proceeds were evidenced by promissory notes bearing interest at a rate of 9% per annum due on March 15, 1999. One Sunrise stockholder with beneficial ownership of more than 5% of Sunrise Stock as of March 22, 1999, Dr. David C. Brown, purchased $2,000,000 of the shares through the issuance of a promissory note, which note was repaid as of March 22, 1999. On March 21, 2000, Sunrise loaned $100,000 to John Hendrick. This loan bears interest at an annual rate equal to 6.45% and matures on March 22, 2003. This loan will be forgiven if Mr. Hendrick is employed by Sunrise on March 21, 2003.

                                   PROPOSAL 2

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Sunrise has selected and intends to appoint PricewaterhouseCoopers LLP ("PWC") as Sunrise's independent accountants for the fiscal year ending December 31, 2000. PWC served as the principal independent accountants for Sunrise in 1999. Services provided to Sunrise by PWC in fiscal 1999 included the examination of Sunrise's consolidated financial statements, limited reviews of quarterly reports and services related to filings with the Commission. Representatives of PWC are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions from stockholders.

     The Board is seeking stockholder ratification of the appointment of PWC; however, the Audit Committee or the Board may determine, in their discretion and without seeking approval from the stockholders of Sunrise, to change Sunrise's accountants if the Audit Committee or Board determines it to be in the interests of Sunrise and the stockholders.

     THE BOARD UNANIMOUSLY RECOMMENDS APPOINTMENT OF PRICEWATERHOUSE-COOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2000.

     Vote Required. The affirmative vote of a majority of the votes cast, excluding abstentions and broker non-votes, at a meeting at which a quorum is present is required to ratify the foregoing proposal.

                                   PROPOSAL 3

            APPROVAL OF THE 2000 LONG-TERM EQUITY COMPENSATION PLAN

     Sunrise's success depends, in large measure, on its ability to recruit and retain key employees, consultants and non-employee directors with outstanding ability and experience. The Board also believes there is a need to align stockholder and employee interests by encouraging employee stock ownership and to motivate employees with compensation conditioned upon achievement of Sunrise's financial goals. In order to accomplish these objectives, the Board has adopted, and recommends that the stockholders approve, the Sunrise Technologies International, Inc. 2000 Long-Term Equity Compensation Plan (the "ECP"). The ECP is being presented to stockholders for approval in order to assure federal income tax deductibility of certain amounts paid under the ECP to certain executives.


     The ECP is intended to provide shares in addition to those shares reserved under Sunrise's other plans, which do not have a sufficient number of shares available to make stock option grants to participating employees in 2000. Sunrise has continuously maintained an employee stock option plan and made periodic grants to key employees thereunder since 1988. The Board believes that the existence of these plans has been of substantial benefit to Sunrise by allowing Sunrise to compensate its key employees in a manner that closely aligns the interests of management with the interests of Sunrise's stockholders.


SUMMARY DESCRIPTION OF THE ECP

     The following summary of the terms of the ECP is qualified in its entirety by reference to the text of the plan, which is attached as Annex A to this Proxy Statement. The ECP was adopted effective as of April 13, 2000, subject to stockholder approval.

ADMINISTRATION

     The ECP will be administered by the Compensation Committee of the Board.

ELIGIBILITY

     Officers, key employees, consultants and non-employee directors of Sunrise are eligible to participate in the ECP. As the ECP provides for broad discretion in selecting participants and in making awards, the total number of persons who will participate and the respective benefits to be accorded to them cannot be determined at this time.

STOCK AVAILABLE FOR ISSUANCE THROUGH THE ECP


     The ECP provides for a number of forms of stock-based compensation, as further described below. Up to 2,100,000 shares of Sunrise Stock are authorized for issuance through the ECP. Shares issued under the ECP may be authorized but unissued shares. Provisions in the ECP permit the reuse or reissuance by the ECP of shares of common stock underlying canceled, expired or forfeited awards of stock-based compensation. On May 5, 2000, the closing price for Sunrise Stock on the Nasdaq National Market System was $6.9375.


     Stock-based compensation will typically be issued in consideration for the performance of services to Sunrise. At the time of exercise, the full exercise price for a stock option must be paid in cash or, if the Compensation Committee so provides, in shares of common stock, by cashless exercise or by certain other means designated by the Compensation Committee.

DESCRIPTION OF AWARDS UNDER THE PLAN

     The Compensation Committee may award to eligible participants incentive and nonqualified stock options, stock appreciation rights, restricted stock and performance units/performance shares. As separately described under "Performance Measures," the Compensation Committee may also grant awards subject to satisfaction of specific performance goals. The forms of awards are described in greater detail below.

STOCK OPTIONS

     The Compensation Committee will have discretion to award incentive stock options ("ISOs"), which are intended to comply with Section 422 of the Code, or nonqualified stock options ("NQSOs"), which are not intended to comply with
Section 422 of the Code. Each option issued under the ECP must be exercised within a period of ten years from the date of the grant, and the exercise price of an option may not be less than the fair market value of the underlying shares of common stock on the date of grant. If an award of stock options or stock appreciation rights is intended to qualify as performance-based compensation under Section 162(m) of the Code, the maximum number of shares which may be subject to stock options with or without tandem stock appreciation rights, or freestanding stock appreciation rights, granted in any calendar year to any one participant is 1,000,000. Subject to the specific terms of the ECP, the Compensation Committee will have discretion to set such additional limitations on such grants as it deems appropriate.

     Options granted to participants under the ECP will expire at such times as the Compensation Committee determines at the time of the grant; provided, however, that no option will be exercisable later than ten years from the date of grant. Each option award agreement will set forth the extent to which the participant will have the right to exercise the option following termination of the participant's employment with the Company. The termination provisions will be determined within the discretion of the Compensation Committee, may not be uniform among all participants and may reflect distinctions based on the reasons for termination of employment.


     Upon the exercise of an option granted under the ECP, the option price is payable in full to Sunrise by the participant, in a form so determined by the Compensation Committee, either: (a) in cash or its equivalent; (b) by tendering shares of Sunrise Stock having a fair market value at the time of exercise equal to the total option price (provided such shares have been held for at least six months prior to their tender); (c) by withholding Sunrise Stock which otherwise would be acquired on exercise having a Fair Market Value at the time of exercise equal to the total option price; (d) by promissory note; or (e) by any combination of the foregoing methods of payment. The Compensation Committee may also allow options granted under the ECP to be exercised by a cashless exercise, as permitted under Federal Reserve Board Regulation T, or any other means the Compensation Committee determines to be consistent with the ECP's purpose and applicable law.

STOCK APPRECIATION RIGHTS

     The Compensation Committee may also award stock appreciation rights ("SARs") under the ECP upon such terms and conditions as it shall establish. The exercise price of a freestanding SAR shall equal the fair market value of a share of Sunrise Stock on the date of grant, while the exercise price of a tandem SAR issued in connection with a stock option shall equal the option price of the related option. If an award of SARs is intended to qualify as performance-based compensation under Section 162(m) of the Code, the maximum number of shares which may be subject to SARs is described above under "Stock Options."

RESTRICTED STOCK

     The Compensation Committee also may award shares of restricted Sunrise Stock under the ECP upon such terms and conditions as it shall establish. If an award of restricted Sunrise Stock is intended to qualify as performance-based compensation under Section 162(m) of the Code, the maximum number of shares which may be granted in the form of restricted Sunrise Stock in any one calendar year to any one participant is 200,000. The award agreement will specify the period(s) of restriction, the number of shares of restricted Sunrise Stock granted, restrictions based upon the achievement of specific performance objectives and/or restrictions under applicable federal or state securities laws. Although recipients may have the right to vote these shares from the date of grant, they will not have the right to sell or otherwise transfer the shares during the applicable period of restriction or until earlier satisfaction of other conditions imposed by the Compensation Committee in its sole discretion. Participants may receive dividends on their shares of restricted Sunrise Stock and the Compensation Committee, in its discretion, will determine how any such dividends are to be paid.

     Each award agreement for restricted Sunrise Stock will set forth the extent to which the participant will have the right to retain unvested restricted Sunrise Stock following termination of the participant's employment or consulting arrangement with the Company. These provisions will be determined in the sole discretion of the Compensation Committee, need not be uniform among all shares of restricted Sunrise Stock issued pursuant to the ECP and may reflect distinctions based on reasons for termination of employment. Except in the case of terminations by reason of death, disability or retirement, the vesting of restricted stock which qualifies for performance-based compensation under
Section 162(m) of the Code and which are held by "covered employees" under
Section 162(m) of the Code shall occur at the time it otherwise would have, but for the employment termination.

PERFORMANCE UNITS/SHARES

     The Compensation Committee has the discretion to award performance units and performance shares under the ECP upon such terms and conditions as it shall establish. If an award of performance units or performance shares is intended to qualify as performance-based compensation under Section 162(m) of the Code, the maximum aggregate payout for awards of performance units or performance shares which may be granted in any one calendar year to any one participant shall be the fair market value of 200,000 shares of Sunrise Stock. Performance units will have an initial value as determined by the Compensation Committee while the performance share will have an initial value equal to one share of Sunrise Stock. The payout on the number and value of the performance units and performance shares will be a function of the extent to which corresponding performance goals are met.

PERFORMANCE MEASURES

     The Compensation Committee may grant awards under the ECP to eligible participants subject to the attainment of certain specified performance measures. The number of performance-based awards granted to a participant in any year is determined by the Compensation Committee in its sole discretion.

     The value of each performance-based award shall be determined solely upon the achievement of certain pre-established objective performance goals during each performance period (the "Performance Period"). The duration of a Performance Period will be set by the Compensation Committee. A new Performance

Period may begin every year, or at more frequent or less frequent intervals, as determined by the Compensation Committee.

     The Compensation Committee shall establish, in writing, the objective performance goals applicable to the valuation of performance-based awards granted in each Performance Period, the performance measures which shall be used to determine the achievement of those performance goals, and any formulas or methods to be used to determine the value of the performance-based awards.

     The value of performance-based awards may be based on absolute measures or on a comparison of the Company's financial measures during a Performance Period to the financial measures of a group of competitors. The performance measures are net income either before or after taxes, market share, customer satisfaction, profits, share price, earnings per share, total stockholder return, return on assets, return on equity, operating income, return on capital or investments, and economic value added.

     Following the end of a Performance Period, the Compensation Committee shall determine the value of the performance-based awards granted for the period based on the attainment of the preestablished objective performance goals. The Compensation Committee shall also have discretion to reduce (but not to increase) the value of a performance-based award.

     The Compensation Committee will certify, in writing, that the award is based on the degree of attainment of the pre-established objective performance goals. As soon as practicable thereafter, payment of the awards to participants, if any, shall be made in the form of shares of Sunrise Stock or cash, as applicable.

CONDITIONS TO AWARD PAYMENTS

     All rights of a participant under any award under the ECP will cease on and as of a date on which it is determined by the Compensation Committee that a participant acted in a manner inimical to the best interests of the Company. Participants who terminate employment with the Company for any reason other than death while any award under the ECP remains outstanding, shall receive such shares or benefit only if, during the entire period from his or her date of termination to the date of such receipt, the participant shall: (i) consult and cooperate with the Company on matters under his or her supervision during the participant's employment; and (ii) refrain from engaging in any activity that is directly or indirectly in competition with any activity of the Company. In the event a participant fails to comply with such requirement, the participant's rights under any outstanding award shall be forfeited unless otherwise provided by the Company.

ADJUSTMENT AND AMENDMENTS


     The ECP provides for appropriate adjustments in the number of shares of Sunrise Stock subject to awards and available for future awards in the event of changes in outstanding Sunrise Stock by reason of a reclassification, merger, stock dividend, stock split or certain other events.



     The ECP may be modified or amended by the Board at any time and for any purpose which the Board deems appropriate, subject to any applicable stockholder approval requirements of Nasdaq or under the Code. However, no such amendment shall adversely affect any outstanding awards without the affected holder's consent.


CHANGE IN CONTROL

     In the event of a change in control, all Options and SARs granted under the ECP shall become immediately exercisable, restriction periods and other restrictions imposed on restricted Sunrise Stock which is not performance-based shall lapse, and the target payout opportunities attainable under all outstanding awards of performance-based restricted Sunrise Stock, performance shares and performance units shall be deemed to have been fully earned for the entire performance period as of the effective date of the change in control. The vesting of such awards shall be accelerated.

NONTRANSFERABILITY

     No derivative security (including, without limitation, options) granted pursuant to, and no right to payment under, the ECP shall be assignable or transferable by a participant except by will or by the laws of descent and distribution, and any option or similar right shall be exercisable during a participant's lifetime only by the participant or by the participant's guardian or legal representative. These limitations may be waived by the Compensation Committee, subject to restrictions imposed under the Commission's short-swing trading rules and federal tax requirements relating to incentive stock options.

DURATION OF THE PLAN

     The ECP will remain in effect until all options and rights granted thereunder have been satisfied or terminated pursuant to the terms of the plan, and all performance periods for performance-based awards granted thereunder have been completed. However, in no event will an award be granted under the ECP on or after April 12, 2010.

FEDERAL INCOME TAX CONSEQUENCES

  Options

     With respect to options which qualify as ISOs, an ECP participant will not recognize income for federal income tax purposes at the time options are granted or exercised, and Sunrise will not be entitled to a deduction with respect to the granting or exercise of such an option except in the limited circumstances discussed below. If the participant disposes of shares acquired by exercise of an ISO either before the expiration of two years from the date the options are granted or within one year after the issuance of shares upon exercise of the ISO (the "holding periods"), the participant will recognize in the year of disposition: (a) ordinary income, to the extent that the fair market value of the shares on the date of option exercise exceeds the option price; and (b) capital gain, to the extent the amount realized on disposition exceeds the fair market value of the shares on the date of option exercise. In addition, if the holding periods are not met, Sunrise will be entitled to a deduction corresponding to the ordinary income amount recognized by the participant. If the shares are sold after expiration of the holding periods, the participant generally will recognize capital gain or loss equal to the difference between the amount realized on disposition and the option price.

     With respect to NQSOs, the participant will not recognize any income and Sunrise will not be entitled to a deduction upon grant of the option. Upon exercise, the participant will recognize ordinary income, and Sunrise will be entitled to a corresponding deduction, in an amount equal to the excess of the fair market value of the shares on the date of option exercise over the amount paid by the participant for the shares. Upon a subsequent disposition of the shares received under the option, the participant generally will recognize capital gain or loss to the extent of the difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition.

  SARS

     The recipient of a grant of SARs will not realize taxable income and Sunrise will not be entitled to a federal income tax deduction with respect to such grant on the date of such grant. Upon the exercise of an SAR, the recipient will realize ordinary income, and Sunrise will generally be entitled to a corresponding deduction, equal to the amount of cash received.

  Restricted Stock

     A participant holding restricted Sunrise Stock will, at the time the shares vest, realize ordinary income in an amount equal to the fair market value of the shares and any cash received at the time of vesting, and Sunrise will generally be entitled to a corresponding deduction for federal income tax purposes. Dividends paid to the participant on the restricted Sunrise Stock during the restriction period will generally be ordinary income to the participant and deductible as such by the Company.

  Performance Units, Performance Shares

     The recipient of a grant of performance units or performance shares will not realize taxable income and Sunrise will not be entitled to a deduction with respect to such grant on the date of such grant. Upon the payout of such award, the recipient will realize ordinary income and Sunrise will generally be entitled to a corresponding deduction, equal to the amount of cash or stock received.

  Section 162(m)

     Under Section 162(m) of the Code, compensation paid by Sunrise in excess of $1,000,000 for any taxable year to "covered employees" generally is deductible by Sunrise for federal income tax purposes if it is based on the performance of Sunrise, is paid pursuant to a plan approved by Sunrise's stockholders, and meets certain other requirements. Generally, "covered employees" under Section 162(m) of the Code means the chief executive officer and the four other highest paid executive officers of Sunrise as of the last day of the taxable year.

     It is presently anticipated that the Compensation Committee will at all times consist of "outside directors" as required for purposes of Section 162(m) of the Code, and that the Compensation Committee will take the effect of Section 162(m) of the Code into consideration in structuring ECP awards.

OPTIONS GRANTED TO EXECUTIVE GROUP

     On March 14, 2000 John Hendrick, an executive officer, received a grant of options to purchase 500,000 shares of Common Stock, subject to shareholder approval of the 2000 Long-Term Equity Compensation Plan.

OPTIONS GRANTED TO NON-EXECUTIVE OFFICER EMPLOYEE GROUP

     Non-executive officer employees received grants of options to purchase 547,300 shares of Common Stock subject to stockholder approval of the 2000 Long-Term Equity Compensation Plan.

     The table below sets forth the determinable benefits that would be granted under the 2000 Long-Term Equity Compensation Plan for employees if the stockholders approve that plan:

                               NEW PLAN BENEFITS

                                                                 2000 LONG-TERM EQUITY
                                                                   COMPENSATION PLAN
                                                             ------------------------------
                     NAME AND POSITION                       DOLLAR VALUE   NUMBER OF UNITS
                     -----------------                       ------------   ---------------
C. Russell Trenary, III, President and Chief Executive
  Officer..................................................       --                 --
Jeannie G. Cecka, Vice President, Clinical and Regulatory
  Affairs..................................................       --                 --
Robert A. Haddad, Vice President, Operations and Product
  Development..............................................       --                 --
Paul M. Malin, Vice President, International World Wide
  Business Development.....................................       --                 --
Richard VanRyne, Vice President, Domestic Sales and
  Marketing................................................       --                 --
Executive Group............................................       (1)           500,000
Non-Executive Director Group...............................       --                 --
Non-Executive Officer Employee Group.......................       (2)           547,300

---------------
(1) Mr. Hendrick's shares have an exercise price of $7.5625.

(2) Includes 3,500 shares at an exercise price of $11.500, 104,300 shares at an exercise price of $7.125, 47,500 shares at an exercise price of $8.438, 142,000 shares at an exercise price of $8.250, 4,500 shares at an exercise price of $7.5625, 105,000 shares at an exercise price of $7.0469, 140,500 shares at an exercise price of $6.5625.

     THE BOARD UNANIMOUSLY RECOMMENDS THE APPROVAL OF THE 2000 LONG-TERM EQUITY COMPENSATION PLAN.


     Vote Required. The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting, excluding broker non-votes, is required to adopt the foregoing proposal.


                                   PROPOSAL 4

         APPROVAL OF THE 2000 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

     It is imperative to the success of Sunrise that it attract and retain highly skilled, experienced and accomplished non-employee directors. To accomplish this, the Board has adopted, and recommends that the stockholders approve, the Sunrise Technologies International, Inc. 2000 Non-Employee Directors' Stock Option Plan (the "SOP").


     The SOP is intended to provide shares in addition to those shares reserved under Sunrise's 1994 Non-Employee Directors' Stock Option Plan, which has no shares available to make stock option grants to participating directors in 2000 and beyond. The Board believes the existence of these plans have been of substantial benefit to Sunrise by providing incentives to non-employee directors to increase the value of Sunrise Stock.


SUMMARY DESCRIPTION OF THE SOP

     The following summary of the terms of the SOP is qualified in its entirety by reference to the text of the plan, which is attached as Annex B to this Proxy Statement. The SOP was adopted effective as of April 13, 2000, subject to stockholder approval.

ADMINISTRATION

     The SOP will be administered by the Board. The Board may not delegate administration of the SOP to a committee of the Board.

ELIGIBILITY

     Non-employee directors of Sunrise are eligible to participate in the SOP. Sunrise presently has four non-employee directors.

STOCK AVAILABLE FOR ISSUANCE THROUGH THE SOP


     The SOP provides for the grants of stock options, as further described below. Up to 180,000 shares of Sunrise Stock are authorized for issuance through the SOP. Shares issued under the SOP may be either authorized but unissued shares or reacquired shares, bought on the market or otherwise. Provisions in the SOP permit the reuse or reissuance by the SOP of shares of Sunrise Stock underlying canceled, expired or forfeited awards of stock options. On May 5, 2000, the closing price for Sunrise Stock on the Nasdaq National Market System was $6.9375.


DESCRIPTION OF AWARDS UNDER THE PLAN

     The Board will have discretion to award nonqualified stock options ("Options"), which are not intended to comply with Section 422 of the Code. Each Option issued under the SOP shall vest in consecutive monthly installments at a rate of 1/36 of the total number of shares subject to each Option, must be exercised within a period of ten years from the date of the grant, and the exercise price of which may not be less than the fair market value of the underlying shares of Sunrise Stock on the date of grant.

     A participant whose service as a non-employee director terminates for any reason other than death or disability while awarded Options remained unexercised, may exercise his or her Options before the earlier of three months after such termination or the expiration of the term of the Option. Generally, if a participant's service as a non-employee director terminates due to either disability or death, then the participant may exercise any unexercised Options before the earlier of twelve months after such termination of service or the expiration of the term of the Option.

     Upon the exercise of an Option granted under the SOP, the option price is payable in full to Sunrise by the participant, either: (a) in cash or check; or
(b) by tendering shares of Sunrise Stock having a fair market value at the time of exercise equal to the total option price (provided generally that such shares have been held for at least six months prior to their tender). The Board may also allow options granted under the SOP to be exercised by a cashless exercise, as permitted under Federal Reserve Board Regulation T.

NON-DISCRETIONARY AWARDS

     The Board shall grant each person who is elected or appointed for the first time to be a non-employee director an Option to purchase 60,000 shares of Sunrise Stock. Additionally, the Board shall grant each non-employee director an Option to purchase 60,000 shares of Sunrise Stock at each three year anniversary of the date of the initial grant of an Option pursuant to the SOP to such non-employee director, provided that such non-employee director is still a non-employee director.

ADJUSTMENT AND AMENDMENTS


     The SOP provides for appropriate adjustments in the number of shares of Sunrise Stock subject to awards and available for future awards in the event of changes in outstanding Sunrise Stock by reason of a reclassification, merger, stock dividend, stock split or certain other events.



     The SOP may be modified or amended by the Board at any time and for any purpose which the Board deems appropriate, subject to any applicable stockholder approval requirements of Nasdaq or under the Code. However, no such amendment shall adversely affect any outstanding awards without the affected holder's consent.


CHANGE IN CONTROL

     In the event of a change in control, all Options granted under the SOP shall become immediately vested and exercisable.

TRANSFERABILITY

     An Option shall be assignable or transferable by a participant by will or the laws of descent and distribution In certain instances, an Option shall be assignable or transferable by a participant by instrument to an inter vivos testamentary trust or by gift to a family member. An Option shall be exercisable during a participant's lifetime only by the participant or the participant's permitted assignee and, in the event of the death of such participant, a third party designated by the participant. These limitations may be waived by the Board, subject to restrictions imposed under the Commission's short-swing trading rules and federal tax requirements relating to incentive stock options.

DURATION OF THE PLAN

     The SOP will remain in effect until terminated or suspended by the Board.

FEDERAL INCOME TAX CONSEQUENCES

  Options

     With respect to Options, the participant will not recognize any income and Sunrise will not be entitled to a deduction upon grant of the Option. Upon exercise, the participant will recognize ordinary income, and

Sunrise will be entitled to a corresponding deduction, in an amount equal to the excess of the fair market value of the shares on the date of Option exercise over the amount paid by the participant for the shares. Upon a subsequent disposition of the shares received under the Option, the participant generally will recognize capital gain or loss to the extent of the difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition.

     THE BOARD UNANIMOUSLY RECOMMENDS THE APPROVAL OF THE 2000 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN.


     Vote Required. The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting, excluding broker non-votes, is required to adopt the foregoing proposal.


                                 OTHER MATTERS

     To the best of the knowledge, information and belief of the directors of Sunrise, there are no other matters which are to be acted upon at the Annual Meeting. If such matters arise, the form of proxy confers discretionary authority on the proxy holders designated therein to vote with respect to such matters.

                             STOCKHOLDER PROPOSALS

     To be considered for inclusion in the Proxy Statement for the next annual meeting of stockholders, proposals must be received by Sunrise no later than January 9, 2001. Any such proposals should be directed to the Secretary of Sunrise.


     Pursuant to Rule 14a-4(c) under the Securities Act of 1934, if a stockholder intends to present a proposal at the 2001 Annual Meeting of Stockholders does not notify Sunrise of such proposal on or before March 26, 2001 then management proxies will be allowed to use their discretionary authority to vote on the proposal when the proposal is raised at the 2001 Annual Meeting, even though there is no discussion of the proposal in the 2001 proxy statement.


                                          By Order of the Board

                                          JOSEPH D. KOENIG
                                          Chairman of the Board

                                    ANNEX A

                    SUNRISE TECHNOLOGIES INTERNATIONAL, INC.

                                 2000 LONG-TERM
                            EQUITY COMPENSATION PLAN

                        ESTABLISHED AS OF APRIL 13, 2000

                    SUNRISE TECHNOLOGIES INTERNATIONAL, INC.

                    2000 LONG-TERM EQUITY COMPENSATION PLAN
                        ESTABLISHED AS OF APRIL 13, 2000

                                                                           PAGE
                                                                           ----
ARTICLE  1.  ESTABLISHMENT, OBJECTIVES AND DURATION......................    1
ARTICLE  2.  DEFINITIONS.................................................    1
ARTICLE  3.  ADMINISTRATION..............................................    3
ARTICLE  4.  SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS...............    3
ARTICLE  5.  ELIGIBILITY AND PARTICIPATION...............................    4
ARTICLE  6.  STOCK OPTIONS...............................................    4
ARTICLE  7.  STOCK APPRECIATION RIGHTS...................................    6
ARTICLE  8.  RESTRICTED STOCK............................................    7
ARTICLE  9.  PERFORMANCE UNITS AND PERFORMANCE SHARES....................    8
ARTICLE 10.  PERFORMANCE MEASURES........................................    9
ARTICLE 11.  BENEFICIARY DESIGNATION.....................................    9
ARTICLE 12.  DEFERRALS...................................................   10
ARTICLE 13.  RETENTION RIGHTS............................................   10
ARTICLE 14.  AMENDMENT, MODIFICATION, TERMINATION AND ADJUSTMENTS........   10
ARTICLE 15.  PAYMENT OF PLAN AWARDS AND CONDITIONS THEREON...............   11
ARTICLE 16.  CHANGE IN CONTROL...........................................   11
ARTICLE 17.  WITHHOLDING.................................................   12
ARTICLE 18.  INDEMNIFICATION.............................................   12
ARTICLE 19.  SUCCESSORS..................................................   13
ARTICLE 20.  LEGAL CONSTRUCTION..........................................   13

                                   ARTICLE 1.

                     ESTABLISHMENT, OBJECTIVES AND DURATION

     a. Establishment of the Plan. Sunrise Technologies International, Inc., a Delaware corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "Sunrise Technologies International, Inc. 2000 Long-Term Equity Compensation Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares and Performance Units.

     Subject to approval by the Company's stockholders, the Plan shall become effective as of April 13, 2000 (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

     b. Objectives of the Plan. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals and which link the personal interests of Participants to those of the Company's stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants.

     The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

     c. Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 14 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after April 12, 2010.

                                   ARTICLE 2.

                                  DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

     a. "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

     b. "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units.

     c. "Award Agreement" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

     d. "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such terms in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

     e. "Board" or "Board of Directors" means the Board of Directors of the Company.

     f. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     g. "Committee" means any committee appointed by the Board to administer the Plan, as specified in Article 3 herein.

     h. "Company" means Sunrise Technologies International, Inc., a Delaware corporation, including any and all Subsidiaries and Affiliates, and any successor thereto as provided in Article 19 herein.

     i. "Consultant" means a consultant or advisor who provides bona fide services to the Company as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except for purposes of an ISO grant under Article 6.

     j. "Covered Employee" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

     k. "Director" means any individual who is a member of the Board of Directors of the Company or any Subsidiary or Affiliate.

     l. "Disability" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan, or if no such plan exists, at the discretion of the Committee.

     m. "Effective Date" shall have the meaning ascribed to such term in Section
1.1 hereof.

     n. "Employee" means any full-time, active employee of the Company or its Subsidiaries or Affiliates. Directors or Consultants who are not employed by the Company shall not be considered Employees under this Plan.

     o. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

     p. "Fair Market Value" shall be determined on the basis of the closing sale price at which Shares have been sold the regular way on the principal securities exchange on which the Shares are traded on the last previous day on which there was such a sale.

     q. "Freestanding SAR" means an SAR that is granted independently of any Options, as described in Article 7 herein.

     r. "Incentive Stock Option" or "ISO" means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

     s. "Insider" shall mean an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

     t. "Non-Employee Director" shall mean a Director who is not also an Employee. Service as a Non-Employee Director shall be considered employment for all purposes of the Plan, except for purposes of an ISO grant under Article 6.

     u. "Non-Qualified Stock Option" or "NQSO" means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

     v. "Option" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

     w. "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

     x. "Participant" means an Employee, Non-Employee Director or Consultant who has been selected to receive an Award or who has outstanding an Award granted under the Plan.

     y. "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

     z. "Performance Share" means an Award granted to a Participant, as described in Article 9 herein.

     aa. "Performance Unit" means an Award granted to a Participant, as described in Article 9 herein.

     bb. "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

     cc. "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

     dd. "Restricted Stock" means an Award granted to a Participant pursuant to
Article 8 herein.

     ee. "Retirement" shall have the meaning ascribed to such term in the Company's tax-qualified retirement plan.

     ff. "Shares" means the shares of common stock of the Company.

     gg. "Stock Appreciation Right" or "SAR" means an Award, granted alone or, in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.

     hh. "Subsidiary" means any corporation, partnership, joint venture or other entity in which the Company has a majority voting interest (including all divisions, affiliates and related entities).

     ii. "Tandem SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

                                   ARTICLE 3.

                                 ADMINISTRATION

     a. The Committee. The Plan shall be administered by the Compensation Committee of the Board consisting of not less than two (2) Directors who meet the "outside director" requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act and the requirements of Code
Section 162(m), or by any other committee appointed by the Board, provided the members of such committee meet such requirements.

     b. Authority of the Committee. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select individuals who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 14 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority as identified herein.

     c. Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Participants and their estates and beneficiaries.

                                   ARTICLE 4.

                 SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

     a. Number of Shares Available for Grants. Subject to Sections 4.2 and 4.3 herein, the maximum number of Shares with respect to which Awards may be granted to Participants under the Plan shall be two million one hundred thousand (2,100,000). Shares issued under the Plan may be either authorized but unissued Shares, treasury Shares or any combination thereof.


     Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to comply with the Performance-Based Exception, the following rules shall apply to grants of such Awards under the Plan, subject to Sections 4.2 and 4.3.

          (a) STOCK OPTIONS AND SARS: The maximum aggregate number of Shares that may be subject to Stock Options, with or without Tandem SARs, or Freestanding SARs, granted in any one fiscal year to any one Participant shall be one million (1,000,000).

          (b) RESTRICTED STOCK: The maximum aggregate grant with respect to Awards of Restricted Stock which are intended to qualify for the Performance-Based Exception, and which are granted in any one fiscal year to any one Participant shall be two hundred thousand (200,000) Shares.

          (c) PERFORMANCE SHARES/PERFORMANCE UNITS: The maximum aggregate payout (determined as of the end of the applicable performance period) with respect to Awards of Performance Shares or Performance Units which are intended to comply with the Performance-Based Exception, and which are granted in any one fiscal year to any one Participant shall be equal to the Fair Market Value of two hundred thousand (200,000) Shares.

     b. Lapsed Awards. If any Award granted under this Plan is canceled, terminates, expires or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available for the grant of an Award under the Plan. The foregoing notwithstanding, the aggregate number of Shares that may be issued under the Plan upon the exercise of ISOs shall not be increased when Restricted Stock or other Shares are forfeited.

     c. Adjustments. In the event of any change in corporate capitalization such as a stock split, or a corporate transaction such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in subsections 4.1(a), 4.l(b) and 4.l(c), as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

                                   ARTICLE 5.

                         ELIGIBILITY AND PARTICIPATION

     a. Eligibility. Persons eligible to participate in this Plan include Consultants, Non-Employee Directors and officers and certain key salaried Employees of the Company with potential to contribute to the success of the Company or its Subsidiaries, including Employees who are members of the Board.

     b. Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Participants those to whom Awards shall be granted, and shall determine the nature and amount of each Award.

                                   ARTICLE 6.

                                 STOCK OPTIONS

     a. Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

     b. Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSO, whose grant is intended not to fall under the provisions of Code Section 422.

     c. Option Price. The Option Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

     d. Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth anniversary date of its grant and provided further that no Option shall be exercisable later than the fifth anniversary date of its grant for an ISO granted to a Participant, who at the time of such grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

     e. Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

     f. Payment. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     The Option Price upon exercise of any Option shall be payable to the Company in full in a form as determined by the Committee either: (a) in cash or its equivalent; (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price); (c) by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price; (d) by promissory note of the Participant; or (e) by any combination of the foregoing methods of payment.

     The Committee may also allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

     In connection with the exercise of Options granted under the Plan, the Company may make loans to the Participants as the Committee, in its discretion, may determine. Such loans shall be subject to the following terms and conditions and such other terms and conditions as the Committee shall determine not inconsistent with the Plan. Such loans shall bear interest at such rates as the Committee shall determine from time to time, which rates may be below then current market rates or may be made without interest. In no event may any such loan exceed the Fair Market Value, at the date of exercise, of the Shares covered by the Option, or portion thereof, exercised by the Optionee. No loan shall have an initial term exceeding two years, but any such loan may be renewable at the discretion of the Committee. When a loan shall have been made, Shares having a fair market value at least equal to 150 percent of the principal amount of the loan shall be pledged by the Participant to the Company as security for payment of the unpaid balance of the loan.

     Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

     g. Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

     h. Termination of Employment or Consulting Arrangement. Each Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment or consulting arrangement with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination of employment.

     i. Nontransferability of Options.

          (a) INCENTIVE STOCK OPTIONS. No ISO granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or the Participant's legal representative (to the extent permitted under Code
     Section 422).

          (b) NONQUALIFIED STOCK OPTIONS. Except as otherwise provided in a Participant's Award Agreement, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant or the Participant's legal representative.

                                   ARTICLE 7.

                           STOCK APPRECIATION RIGHTS

     a. Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs or any combination of these forms of SAR.

     The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

     The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option.

     b. Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

     Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

     c. Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

     d. SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

     e. Term of SARs. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten years.

     f. Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

          (a) the difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

          (b) the number of Shares with respect to which the SAR is exercised.

     At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value or in some combination thereof. The Committee's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

     g. Termination of Employment or Consulting Arrangement. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment or consulting arrangement with the Company and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan and may reflect distinctions based on the reasons for termination of employment.

     h. Nontransferability of SARs. Except as otherwise provided in a Participant's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or the Participant's legal representative.

                                   ARTICLE 8.

                                RESTRICTED STOCK

     a. Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

     b. Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted and such other provisions as the Committee shall determine.

     c. Transferability. Except as provided in this Article 8, the Shares of Restricted Stock granted under the Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant or the Participant's legal representative.

     d. Other Restrictions. Subject to Article 10 herein, the Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional and/or individual), time-based restrictions on vesting following the attainment of the performance goals and/or restrictions under applicable federal or state securities laws.

     The Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

     Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

     e. Voting Rights. Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.

     f. Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, such that the dividends and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.

     g. Termination of Employment or Consulting Arrangement. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Shares following termination of the Participant's employment or consulting arrangement with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan and may reflect distinctions based on the reasons for termination of employment; provided, however, that except in the cases of terminations by reason of death or Disability, the vesting of Shares of Restricted Stock which qualify for the Performance-Based Exception and which are held by Covered Employees shall occur at the time they otherwise would have, but for the employment termination.

                                   ARTICLE 9.

                    PERFORMANCE UNITS AND PERFORMANCE SHARES

     a. Grant of Performance Units/Shares. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

     b. Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participant. For purposes of this Article 9, the time period during which the performance goals must be met shall be called a "Performance Period."

     c. Earning of Performance Units/Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

     d. Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares shall be made in a single lump sum following the close of the applicable Performance Period. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/ Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

     At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture and payout restrictions as apply to dividends earned with respect to Shares of Restricted

Stock, as set forth in Section 8.6 herein). In addition, Participants may, at the discretion of the Committee, be entitled to exercise their voting rights with respect to such Shares.

     e. Termination of Employment or Consulting Arrangement Due to Death, Disability or Retirement. Unless determined otherwise by the Committee and set forth in the Participant's Award Agreement, in the event the employment or consulting arrangement of the Participant is terminated by reason of death, Disability or Retirement during a Performance Period, the Participant shall receive a payout of the Performance Units/Shares which is prorated, as specified by the Committee in its discretion. Payment of earned Performance Units/Shares shall be made at a time specified by the Committee in its sole discretion and set forth in the Participant's Award Agreement. Notwithstanding the foregoing, with respect to Covered Employees who retire during a Performance Period, payments shall be made at the same time as payments are made to Participants who did not terminate employment during the applicable Performance Period.

     f. Termination of Employment or Consulting Arrangement for Other Reasons. In the event the Participant's employment or consulting arrangement terminates for any reason other than those reasons set forth in Section 9.5 herein, all Performance Units/Shares shall be forfeited by the Participant to the Company unless determined otherwise by the Committee, as set forth in the Participant's Award Agreement.

     g. Nontransferability. Except as otherwise provided in a Participant's Award Agreement, Performance Units/Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

                                  ARTICLE 10.

                              PERFORMANCE MEASURES

     Unless and until the Committee proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in this Article 10, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among net income either before or after taxes, market share, customer satisfaction, profits, share price, earnings per share, total stockholder return, return on assets, return on equity, operating income, return on capital or investments, or economic value added (including, but not limited to, any or all of such measures in comparison to the Company's competitors, the industry or some other comparator group).

     The Committee shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, and which are held by Covered Employees, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

     In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code
Section 162(m).

                                  ARTICLE 11.

                            BENEFICIARY DESIGNATION

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, the Participant's beneficiary shall be paid to the Participant's estate.

                                  ARTICLE 12.

                                   DEFERRALS

     The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

                                  ARTICLE 13.

                                RETENTION RIGHTS

     a. Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate the services of any Participant at any time, nor confer upon any Participant any right to continue as an Employee, Non-Employee Director or Consultant.

     b. Participation. No Participant shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

                                  ARTICLE 14.

              AMENDMENT, MODIFICATION, TERMINATION AND ADJUSTMENTS

     a. Amendment, Modification, and Termination. Subject to the terms of the Plan, the Board, upon recommendation of the Committee, may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part.

     b. Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that unless the Committee determines otherwise, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan or Awards meeting the requirements of Code Section 162(m), as from time to time amended.

     c. Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary (but subject to Section 14.2 hereof), no termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the Participant holding such Award.

     d. Compliance with Code Section 162(m). At all times when Code Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Committee determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code
Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this
Article 14, make any adjustments it deems appropriate.

                                  ARTICLE 15.

                 PAYMENT OF PLAN AWARDS AND CONDITIONS THEREON

     a. Effect of Competitive Activity. Anything contained in the Plan to the contrary notwithstanding, if the employment of any Participant who is an Employee shall terminate, for any reason other than death, while any Award to such Participant is outstanding hereunder, and such Participant has not yet received the Shares covered by such Award or otherwise received the full benefit of such Award, such Participant, if otherwise entitled thereto, shall receive such Shares or benefit only if, during the entire period from the date of such Participant's termination to the date of such receipt, such Participant shall have earned out such Award by: (i) making himself or herself available, upon request, at reasonable times and upon a reasonable basis, to consult with, supply information to, and otherwise cooperate with the Company or any Subsidiary or Affiliate thereof with respect to any matter that shall have been handled by him or her or under his or her supervision while he or she was in the employ of the Company or of any Subsidiary or Affiliate thereof; and (ii) refraining from engaging in any activity that is directly or indirectly in competition with any activity of the Company or any Subsidiary or Affiliate thereof.

     b. Nonfulfillment of Competitive Activity Conditions; Waivers Under the Plan. In the event of a Participant's nonfulfillment of any condition set forth in Section 15.1 hereof, such Participant's rights under any Award shall be forfeited and canceled forthwith; provided, however, that the nonfulfillment of such condition may at any time (whether before, at the time of, or subsequent to termination of employment) be waived by the Committee upon its determination that in its sole judgment there shall not have been and will not be any substantial adverse effect upon the Company or any Subsidiary or Affiliate thereof by reason of the nonfulfillment of such condition.

     c. Effect of Inimical Conduct. Anything contained in the Plan to the contrary notwithstanding, all rights of a Participant under any Award shall cease on and as of the date on which it has been determined by the Committee that such Participant at any time (whether before or subsequent to termination of such Participant's employment in the case of a Participant who is an Employee) acted in manner inimical to the best interests of the Company or any Subsidiary or Affiliate thereof.

                                  ARTICLE 16.

                               CHANGE IN CONTROL

     a. Definition. For purposes of this Plan, a "Change in Control" of the Company is deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

          (a) the "Beneficial Ownership" of securities representing more than thirty-three percent (33%) of the combined voting power of the Company is acquired by any "person" as defined in Section 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company); or

          (b) the stockholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation; or

          (c) during any period of three (3) consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period or whose election or nomination was previously so approved).

     b. Treatment of Outstanding Awards. Subject to Section 16.3 herein, upon the occurrence of a Change in Control:

          (a) any and all Options and SARs granted hereunder shall become immediately exercisable and shall remain exercisable throughout their entire term;

          (b) any restriction periods and restrictions imposed on Restricted Stock which are not performance-based shall lapse; and

          (c) the target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, Performance Units and Performance Shares shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Change in Control. The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change in Control, and there shall be paid out to Participants within thirty (30) days following the effective date of the Change in Control a pro rata number of Shares (or their cash equivalents) based upon an assumed achievement of all relevant targeted performance goals and upon the length of time within the Performance Period which has elapsed prior to the Change in Control. Awards denominated in cash shall be paid pro rata to Participants in cash within thirty (30) days following the effective date of the Change in Control, with the proration determined as a function of the length of time within the Performance Period which has elapsed prior to the Change in Control, and based on an assumed achievement of all relevant targeted performance goals.

     c. Termination, Amendment and Modifications of Change-In-Control Provisions. Notwithstanding any other provision of the Plan or any Award Agreement provision, the provisions of this Article 16 may not be terminated, amended or modified on or after the date of an event which is likely to give rise to a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards.

     d. Pooling of Interest Accounting. Notwithstanding anything contained in the Plan to the contrary, in the event that the consummation of a Change in Control is contingent on using pooling of interests accounting methodology, the Board may, in its discretion, take any action necessary to preserve the use of pooling of interests accounting.

                                  ARTICLE 17.

                                  WITHHOLDING

     a. Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

     b. Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

                                  ARTICLE 18.

                                INDEMNIFICATION

     Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                                  ARTICLE 19.

                                   SUCCESSORS

     All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

                                  ARTICLE 20.

                               LEGAL CONSTRUCTION

     a. Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

     b. Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     c. Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     d. Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     e. Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of California.

                                    ANNEX B

                    SUNRISE TECHNOLOGIES INTERNATIONAL, INC.

                 2000 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                             ADOPTED APRIL 13, 2000

1. PURPOSES.

     (a) Eligible Option Recipients. The persons eligible to receive Options are the Non-Employee Directors of the Company.

     (b) Available Options. The purpose of the Plan is to provide a means by which Non-Employee Directors may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Nonstatutory Stock Options.

     (c) General Purpose. The Company, by means of the Plan, seeks to retain the services of its Non-Employee Directors, to secure and retain the services of new Non-Employee Directors and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2. DEFINITIONS.

     (a) "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in
Section 424(e) and (f), respectively, of the Code.

     (b) "Board" means the Board of Directors of the Company.

     (c) "Code" means the Internal Revenue Code of 1986, as amended.

     (d) "Common Stock" means the common stock of the Company.

     (e) "Company" means Sunrise Technologies International, Inc., a Delaware corporation.

     (f) "Consultant" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors of the Company who are not compensated by the Company for their services as Directors or Directors of the Company who are merely paid a director's fee by the Company for their services as Directors.

     (g) "Continuous Service" means that the Optionholder's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Optionholder's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionholder renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Optionholder renders such service, provided that there is no interruption or termination of the Optionholder's service. For example, a change in status without interruption from a Non-Employee Director of the Company to a Consultant of an Affiliate or an Employee of the Company will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

     (h) "Director" means a member of the Board of Directors of the Company.

     (i) "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

     (j) "Employee" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

     (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (l) "Fair Market Value" means, as of any date, the value of the Common Stock determined on the basis of the closing sale price at which Common Stock has been sold the regular way on the principal securities exchange on which the Common Stock is traded on the last previous day on which there was such a sale.

     (m) "Initial Grant" means an Option granted to a Non-Employee Director who meets the criteria specified in subsection 6(a) of the Plan.

     (n) "Non-Employee Director" means a Director who is not an Employee.

     (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (p) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (q) "Option" means a Nonstatutory Stock Option granted pursuant to the Plan.

     (r) "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (s) "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

     (t) "Plan" means this Sunrise Technologies International, Inc. 2000 Non-Employee Directors' Stock Option Plan.

     (u) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

     (v) "Securities Act" means the Securities Act of 1933, as amended.

     (w) "Term Grant" means an Option granted on the first day of each three (3) year term to all Non-Employee Directors who meet the criteria specified in subsection 6(b) of the Plan.

3. ADMINISTRATION.

     (a) Administration by Board. The Board shall administer the Plan. The Board may not delegate administration of the Plan to a committee.

     (b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i) To determine the provisions of each Option to the extent not specified in the Plan.

          (ii) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iii) To amend the Plan or an Option as provided in Section 12.

          (iv) To terminate or suspend the Plan as provided in Section 13.

          (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

     (c) Effect of Board's Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4. SHARES SUBJECT TO THE PLAN.


     (a) Share Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in the Common Stock, the Common Stock that may be issued pursuant to Options shall not exceed in the aggregate 180,000 shares of Common Stock.


     (b) Reversion of Shares to the Share Reserve. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Option shall revert to and again become available for issuance under the Plan.

     (c) Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5. ELIGIBILITY.

     The Options as set forth in section 6 automatically shall be granted under the Plan to all Non-Employee Directors.

6. NON-DISCRETIONARY GRANTS.

     (a) Initial Grants. Without any further action of the Board, each person who is elected or appointed for the first time to be a Non-Employee Director, automatically shall, upon the date of such person's initial election or appointment to be a Non-Employee Director by the Board or the Company's stockholders, be granted an Option to purchase 60,000 shares of Common Stock (an "Initial Grant") on the terms and conditions set forth herein.

     (b) Term Grants. Without any further action of the Board, a Non-Employee Director shall be granted an Option to purchase 60,000 shares of Common Stock at each three (3) year anniversary date of the Initial Grant that he or she is still a Non-Employee Director.

7. OPTION PROVISIONS.

     Each Option shall be in such form and shall contain such terms and conditions as required by the Plan. Each Option shall contain such additional terms and conditions, not inconsistent with the Plan, as the Board shall deem appropriate. Each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

     (b) Exercise Price. The exercise price of each option shall be one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

     (c) Consideration. The purchase price of stock acquired pursuant to an Option may be paid, to the extent permitted by applicable statutes and regulations, in any combination of the following methods:

          (i) By cash or check.

          (ii) By delivery of already owned shares of Common Stock either that the Optionholder has held for the period required to avoid a charge to the Company's reported earnings (generally six months) or that the Optionholder did not acquire, directly or indirectly from the Company, that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. "Delivery" for these purposes shall include delivery to the Company of the

     Optionholder's attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, the Optionholder may not exercise the Option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company's stock.

          (iii) Pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.

     (d) Transferability. An Option is transferable by will or by the laws of descent and distribution. An Option also is transferable (i) by instrument to an inter vivos or testamentary trust, in a form accepted by the Company, in which the option is to be passed to beneficiaries upon the death of the trustor (settlor) and (ii) by gift, in a form accepted by the Company, to a "family member" of the Optionholder as that term is defined in the general instructions to Form S-8 (promulgated under the Securities Act). An Option shall be exercisable during the lifetime of the Optionholder only by the Optionholder and a permitted transferee as provided herein. However, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

     (e) Exercise Schedule. An Option shall be exercisable only for whole shares and then only as the shares of Common Stock subject to the Option vest.

     (f) Vesting Schedule. Options shall vest in consecutive monthly installments at a rate of one thirty-sixth (1/36th) of the total number of shares subject to such Option. The first such installment shall vest one month from the date of grant of such Option and shall continue until such Option has fully vested, provided however, that vesting shall cease on termination of the Optionholder's Continuous Service.

     (g) Termination of Continuous Service. In the event an Optionholder's Continuous Service terminates (other than due to the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date that is three (3) months after the date of such termination, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her option within the time specified in the Option Agreement, the Option shall terminate.

     (h) Disability of Optionholder. In the event an Optionholder's Continuous Service terminates due to the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date that is twelve (12) months after the date of such termination, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

     (i) Death of Optionholder. In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the three-month period after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise the Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death, but only within the period ending on the earlier of (1) the date that is twelve (12) months following the date of death or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the option shall terminate.

     (j) Extension of Termination Date. If exercise of the Option following the termination of the Optionholder's Continuous Service would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the option shall terminate on the earlier of: (i) the expiration of the term of the Option set forth in subsection 7(a), or (ii) the expiration of the applicable period of time after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

8. COVENANTS OF THE COMPANY.

     (a) Availability of Shares. During the terms of the Options, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Options.

     (b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Options and to issue and sell shares of Common Stock upon exercise of the options; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options unless and until such authority is obtained.

9. USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

10. MISCELLANEOUS.

     (a) Stockholder Rights. No Optionholder shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such Optionholder has satisfied all requirements for exercise of the Option pursuant to its terms.

     (b) No Service Rights. Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Optionholder any right to continue to serve the Company as a Non-Employee Director or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

     (c) Investment Assurances. The Company may require an Optionholder, as a condition of exercising or acquiring stock under any Option, (i) to give written assurances satisfactory to the Company as to the Optionholder's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that the Optionholder is acquiring the stock subject to the Option for the Optionholder's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if
(iii) the issuance of the shares upon the exercise or acquisition of stock under the option has been registered under a then currently effective registration statement under the Securities Act or (iv) as to any particular requirement, a determination is made by counsel for the .Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (d) Withholding Obligations. The Optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Option by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Optionholder by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Optionholder as a result of the exercise or acquisition of stock under the Option, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or
(iii) delivering to the Company owned and unencumbered shares of the Common
Stock.

11. ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) Capitalization Adjustments. If any change is made in the stock subject to the Plan, or subject to any Option, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject both to the Plan pursuant to subsection 4(a) and to the nondiscretionary Options specified in Section 5, and in the classes and maximum number of securities added to the Plan each January 1 pursuant to subsection 4(a), and the outstanding Options will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Options. The Board shall make such adjustments, and its determination shall be final, binding and conclusive (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

     (b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Options shall terminate, immediately prior to such event.

     (c) Change in Control. In the event of (i) a sale, lease or other disposition of all or substantially all of the securities or assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then any surviving corporation or acquiring corporation may assume any Options outstanding under the Plan or may substitute similar Options (including an option to acquire the same consideration paid to the stockholders in the transaction described in this subsection 11(c)) for those outstanding under the Plan, and the vesting of Options held by Non-Employee Directors shall accelerate in full on the date immediately preceding the date of such event. In the event no surviving corporation or acquiring corporation assumes such Options or substitutes similar Options for those outstanding under the Plan, then with respect to Options held by Optionholders whose Continuous Service has not terminated, the vesting of such Options (and the time during which such Options may be exercised) shall accelerate in full on the date immediately preceding the date of such event, and the Options shall terminate if not exercised at or prior to such event. With respect to any other Options outstanding under the Plan, such options shall terminate if not exercised prior to such event.

12. AMENDMENT OF THE PLAN AND OPTIONS.

     (a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

     (b) Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.

     (c) No Impairment of Rights. Rights under any option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

     (d) Amendment of Options. The Board at any time, and from time to time, may amend the terms of any one or more options; provided, however, that the rights under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder Consents in writing.

13. TERMINATION OR SUSPENSION OF THE PLAN.

     (a) Plan Term. The Board may suspend or terminate the Plan at any time. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Option granted while the Plan is in effect except with the written consent of the Optionholder.

14. EFFECTIVE DATE OF PLAN.

     The Plan shall become effective on April 13, 2000, but no option shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15. CHOICE OF LAW.

     All questions concerning the construction, validity and interpretation of this Plan shall be governed by the law of the State of Delaware without regard to such state's conflict of laws rules.

PROXY

                    SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
                             3400 WEST WARREN AVENUE
                                FREMONT, CA 94538
                                  510-623-9001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 8, 2000.

The undersigned hereby appoints C. Russell Trenary, III and Eric M. Fogel and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Sunrise Technologies International, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Fremont Marriott, 46100 Landing Parkway, Fremont, California, 94538 on June 8, 2000, at 10:00 a.m., local time, and at any and all continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

   UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1, AND FOR PROPOSALS 2, 3 AND 4 AS MORE SPECIFICALLY
 DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS
                  PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

                  (CONTINUED AND TO BE SIGNED ON OTHER SIDE.)

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                                                            Please mark
                                                           your votes as
                                                           indicated in    [X]
                                                           this example.


MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW AND A VOTE FOR PROPOSALS 2, 3 AND 4.



                                                   WITHHOLD
                                          FOR      FOR ALL
1.  PROPOSAL 1: To elect two Class I
    directors to hold office until the    [ ]        [ ]
    Annual Meeting of Stockholders to be
    held in the year 2003.


    Nominees:  R. Dale Bowerman
               John Hendrick


(INSTRUCTION: To withhold authority to
vote for any nominee, write the
nominee's name in the space provided
below.)

______________________________________

                                                FOR     AGAINST   ABSTAIN

2.  PROPOSAL 2: To ratify the
    appointment of
    PricewaterhouseCoopers LLP as               [ ]       [ ]       [ ]
    independent accountants of the
    Company for its fiscal year ending
    December 31, 2000.
                                                FOR     AGAINST   ABSTAIN
3.  PROPOSAL 3: To approve the adoption
    of the 2000 Long-Term Equity
    Compensation Plan.                          [ ]       [ ]       [ ]



                                                FOR     AGAINST   ABSTAIN
4.  PROPOSAL 4: To approve the adoption
    of the 2000 Non-Employee Directors'
    Stock Option Plan.                          [ ]       [ ]       [ ]



                                                          YES      NO

I PLAN TO ATTEND THE MEETING.                             [ ]      [ ]


        Please vote, date and promptly return this proxy in the enclosed envelope which is prepaid if mailed in the United States.


Signature(s)_________________________________________Date_____________________
Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians or attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

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